PLEASE FILE THIS STATEMENT OF ADDITIONAL INFORMATION SUPPLEMENT
                               WITH YOUR RECORDS.


                     STRONG ADVISOR LARGE COMPANY CORE FUND
                        STRONG LARGE COMPANY GROWTH FUND


Supplement to the Statements of Additional Information dated September 12, 2002.

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

Effective immediately, the second and fourth investment policies under "INVESTMENT POLICIES AND TECHNIQUES - Strong Advisor Large Company Core Fund" and "INVESTMENT POLICIES AND TECHNIQUES - Strong Large Company Growth Fund" on page 5 of the respective Statements of Additional Information, are deleted and replaced with the following:

STRONG ADVISOR LARGE COMPANY CORE FUND

o Under normal conditions, at least 60% of the Fund's net assets will be invested in income-producing equity securities, consisting of common and preferred stocks and securities convertible into common stocks (e.g., convertible bonds and convertible preferred stocks).
o The Fund may invest up to 15% of its net assets in non-investment-grade convertible debt obligations rated as low as C, or the equivalent, by a nationally recognized rating agency (i.e., junk bonds).

STRONG LARGE COMPANY GROWTH FUND

o Under normal conditions, at least 60% of the Fund's net assets will be invested in income-producing equity securities, consisting of common and preferred stocks and securities convertible into common stock (e.g., convertible bonds and convertible preferred stocks).
o The Fund may invest up to 15% of its net assets in non-investment-grade convertible debt obligations rated as low as C, or the equivalent, by a nationally recognized rating agency (i.e., junk bonds).

   IF YOU HAVE ANY QUESTIONS, PLEASE CALL US, DAY OR NIGHT, AT 1-800-368-3863,
                         24 HOURS A DAY, 7 DAYS A WEEK.

         The date of this Statement of Additional Information Supplement is September 20, 2002.